UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 2, 2010
Date of Report (Date of earliest event reported)

iPARTY CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-15611	76-0547750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
270 Bridge Street, Suite 301, Dedham, Massachusetts	02026
(Address of principal executive offices)	(Zip Code)

(781) 329-3952
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

    On June 2, 2010, iParty Corp. (the “Company”) held its 2010 Annual Meeting of Stockholders. At the meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

(1) Election of five directors for a term of one year each, to serve until their successors have been duly elected and have qualified or until their earlier removal or resignation:

Director	For	Withheld	Broker-Non Votes
Sal V. Perisano	18,390,836	174,819	7,489,474
Daniel I. DeWolf	18,396,436	169,219	7,489,474
Frank W. Haydu III	18,450,836	114,819	7,489,474
Eric Schindler	17,678,554	887,101	7,489,474
Joseph S. Vassalluzzo	17,691,554	874,101	7,489,474
(2) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 25, 2010:
For	Against	Abstain
25,720,949	266,336	67,844

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPARTY CORP.

		By:	/s/ SAL PERISANO
Sal Perisano
Chairman of the Board and Chief Executive Officer

Dated:	June 4, 2010